Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,861.12
Total Offset Amount	0.00
Net Fee	$ 4,861.12